Principal Exchange-Traded Funds
Supplement dated June 17, 2016
to the Statement of Additional Information dated November 1, 2015 as amended and restated February 24, 2016 and updated March 21, 2016
(as supplemented on May 2, 2016)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD OF TRUSTEES
Under Independent Trustees, delete the biography for Elizabeth A. Nickels, and replace with the following:
Elizabeth A. Nickels. Ms. Nickels has served as a Trustee of the Trust since 2015 and director of PFI and PVC since 2015. Ms. Nickels currently serves as a director of SpartanNash and Spectrum Health System. From 2014 to 2016, she served as a director of Charlotte Russe; from 2014 to 2015, she served as a director of Follet Corporation; and from 2013 to 2015, she served as a director of PetSmart. Ms. Nickels was formerly employed by Herman Miller, Inc. in several capacities: from 2012 to 2014, as the Executive Director of the Herman Miller Foundation; from 2007 to 2012, as President of Herman Miller Healthcare; and from 2000 to 2007, as Chief Financial Officer. Through her education and employment experience, she is experienced with financial, accounting and regulatory matters.
In the table under Management Information, in the row for Drew E. Lawton, delete the information under “Principal Occupation(s) during the Past 5 Years” and replace with the following:
Formerly, Senior Managing Director and CEO,
New York Life Investment Management
(New York Life Insurance Company)

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